CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Global Utility & Income Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 7, 2004        /s/ BRUCE N. ALPERT
      -------------------      -------------------------------------------------
                               Bruce N. Alpert, Principal Executive Officer


I, Richard C. Sell, Jr., Principal Financial Officer of The Gabelli Global Utility & Income Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 7, 2004        /s/ RICHARD C. SELL, JR.
      -------------------      -------------------------------------------------
                               Richard C. Sell, Jr., Principal Financial Officer